Dear Shareholders,

The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk -- whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research[RegTM] and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
---------------------
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

November 15, 1999

Management Review and Outlook

Dear Shareholders,
The Trust's stock market price, which stood at $6.44 on October 30, 1998, decreased to $6.06 on October 31, 1999, while its net asset value (NAV) decreased from $7.17 to $7.03, representing a total return of 2.81% based on its beginning and ending stock market prices and assuming the reinvestment of all distributions paid during the period. The Trust's total return based on its NAV was 7.04% for the same period.

The Trust's results compare to returns over the same period for the following unmanaged indices: -1.21% for the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index), 4.85% for the Lehman Brothers Government Bond Index, and 4.34% for the Lehman Brothers High Yield Bond Index. The Morgan Index is an index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year. The Lehman Brothers Government Bond Index is comprised of all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers High Yield Bond Index is an index of noninvestment-grade corporate debt.

We were able to buy some bonds issued by banks in Thailand and Korea that performed well. Additionally, the Trust's high-yield bonds, which comprise the largest sector, have done well in the thriving U.S. economy. They rebounded, along with other debt issues, after the late-1998 credit crisis. Our high-yield bond holdings are mostly in the telecommunications, entertainment, media, and energy industries. Good examples of holdings that have performed well are popular media company Time Warner Entertainment and utility Texas & New Mexico Power Co.

Another positive factor was convertible bonds, which are exchangeable for a set number of common shares at a prestated price. At mid-year, we began rebuilding our position because we saw that many convertibles had fallen to prices that were less than the stock values. Historically, convertible bonds tend to provide protection when bonds do poorly and return when stocks do well. In particular, convertibles issued by Colt Telecom Group provided the Trust with good performance. Finally, we also decided in the second half of the period to increase our exposure to the euro, the new currency of the European monetary union, because we believed it was undervalued and would appreciate.

We have somewhat reduced our holdings in government bonds issued by the United States and developed countries. The increased economic growth here in the United States and in Europe indicated that interest rates were likely to continue rising, thereby pushing bond prices down. By the end of the period, the domestic and international government bond portion of the Trust had decreased. The government bonds we held were generally of shorter duration -- 4 to 4.3 years -- compared to the first half of the period. Duration indicates a portfolio's sensitivity to changes in interest rates.

The Trust's emerging market debt holdings also performed well and represented nearly one-quarter of the portfolio's assets. Near the end of last year, we began to see signs of recovery in emerging markets and bought bonds opportunistically from these markets at attractive prices. Since then, bond prices have increased steadily as countries such as South

Korea and Thailand have taken meaningful steps toward economic reform. Also, Latin American bonds provided some opportunities in light of the recession in the area, which was not as severe as expected. There had been concern that Brazil was going to default on its debt, but the government helped to avoid that by undertaking important economic reforms while keeping inflation in check.

Mexico has had a spectacular comeback largely due to North American Free Trade Agreement-related (NAFTA) export business with the United States. We own both government and corporate bonds in Mexico, and corporates have done well as interest rates have fallen.

The Trust has benefited from what we call crossover credits, specifically, high-yield corporate bonds issued by companies that then get acquired by fiscally stronger companies, often resulting in an upgrade of the original bond's rating. Utilities, which have undergone huge changes as a result of deregulation, have been significant sources of crossover credits.

The Trust's allocations are 27.0% of assets in high-yield corporate bonds, 24.2% in U.S. government securities (which include U.S. Treasury, U.S agency, and mortgage-backed securities), 17.8% in emerging markets, 12.0% in U.S. high-grade corporate bonds, 9.4% in international government-issued debt, and the rest in convertible equities, preferred stocks, and cash.

We continue to monitor interest rates. Currently, we see no signs of inflation in the United States. The economy here is very strong, and the Fed may raise interest rates slightly, which could help to forestall any price increases. Such a move would essentially put interest rates back to 5.5%, where they were before the credit crisis of 1998. In any event, our relatively high reserves in cash, preferred stocks, and convertible equities should help us cope with any changes in interest rates in the near term.

For the longer term, once the usual year-end concerns about adequate liquidity in the event of a rise in redemptions have ended and the Fed has decided what to do with interest rates, we will look to Japan and the emerging Asian markets for opportunities.

The Trust has had a very good 12 months despite a bad overall bond market, and we have been able to move in and out of markets as our analysts have uncovered opportunities in corporate bond and emerging bond issuance. The contribution made by our high-yield analysts has been important to the Trust's performance, as much for their ability to avoid companies that might default as for their ability to identify those that can pay their debts on time. We're looking forward to their continued contribution in helping us diversify our holdings across industry sectors and countries while trying to manage the volatility global investing entails.

Respectfully,

/s/ James T. Swanson
--------------------
James T. Swanson
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
U.S. Treasury bills and U.S. government bonds fluctuate in value, but they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. Nondiversified Trusts have more risk than diversified Trusts. An investment in shares of the Trust should not be considered to constitute a complete investment program. The Trust may invest in high-yield foreign, emerging market, and derivative securities. Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. Investing in foreign and emerging market securities also involves special risks. The Trust has the flexibility to invest in derivative securities when its manager believes such securities can provide better value relative to direct investments in stocks or bonds.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

-------------------------------------------------------------
  Performance Summary
  (For the year ended October 31, 1999)

  Net Asset Value Per Share
  October 31, 1998                                   $7.17
  October 31, 1999                                   $7.03

  New York Stock Exchange Price
  October 30, 1998                                   $6.4375
  December 2, 1998 (high)*                           $7.0000
  October 20, 1999 (low)*                            $5.8125
  October 31, 1999                                   $6.0625

  *For the period November 1, 1998, through October 31, 1999.
-------------------------------------------------------------

Federal Tax Information

In January 2000, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 1999.

For the year ended October 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.37%.

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of October 31, 1999, our records indicate that there are 13,581 registered shareholders and approximately 52,255 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly recieve our reports, which contain important information about the Trust, please write or call:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, MA 02266-8200
         1-800-637-2304

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MMT.

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on September 15, 1999, the following actions were taken:

Item 1. The election of Richard B. Bailey, Charles W. Schmidt, and Elaine R. Smith as Trustees of the Trust.


Election of Trustees     For                           Against
--------------------     ---                           -------
Richard B. Bailey        82,884,601.0112        1,497,003.7789
Charles W. Schmidt       82,896,982.5833        1,484,622.2068
Elaine R. Smith          82,893,541.1839        1,488,063.6062

Item 2. The ratification of the selection of Ernst & Young LLP as the independent accountants to be employed by the Trust for the fiscal year ending October 31, 2000.


                                           % of                 % of
                                      Shares to Total      Shares to Total
                   Shares           Outstanding Shares      Shares Voted
                   ------           ------------------      ------------
For         82,890,894.9997               89.6132%             98.2334%
Against        486,374.2506                0.5258%              0.5764%
Abstain      1,004,335.5398                1.0858%              1.1902%

Investment Objective and Policies

The investment objective of the Trust is to provide a high level of current income through investments in fixed-income securities.

The Trust will attempt to achieve this objective by allocating portfolio assets among various categories of fixed-income securities. MFS will monitor the Trust's portfolio performance on an ongoing basis and will reallocate assets in response to actual and anticipated market and economic changes. In pursuing this objective, preservation of capital will be a consideration, although capital appreciation, if any, will be incidental. The Trust may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.

--------------------------------------------------------------------------------
           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------

Portfolio of Investments -- October 31, 1999
Bonds -- 90.0%

                                Principal Amount
Issuer                           (000 Omitted)               Value
U.S. Bonds -- 58.8%
Advertising -- 0.2%
Outdoor Systems, Inc.,
  8.875s, 2007 ...................   $1,525                $1,547,875
                                                           ----------
Aerospace -- 0.6%
Argo Tech Corp., 8.625s,
  2007 ...........................   $  300                $  255,000
BE Aerospace, Inc., 8s, 2008 .....    2,500                 2,181,250
K & F Industries, Inc., 9.25s,
  2007 ...........................      200                   191,500
United Defense Industries,
  Inc., 8.75s, 2007 ..............    1,550                 1,460,875
                                                           ----------
                                                           $4,088,625
                                                           ----------
Automotive -- 0.3%
Lear Corp., 9.5s, 2006 ...........   $1,725                $1,768,125
                                                           ----------
Broadcasting -- 0.6%
American Radio Systems
  Corp., 9s, 2006 ................   $  750                $  780,000
Cumulus Media, Inc., 10.375s,
  2008 ...........................    1,000                 1,030,000
Granite Broadcasting Corp.,
  10.375s, 2005 ..................    2,220                 2,269,950
                                                           ----------
                                                           $4,079,950
                                                           ----------
Building Materials -- 1.1%
AAF- McQuay, Inc., 8.875s,
  2003 ...........................   $1,925                $1,535,187
American Standard, Inc.,
  7.375s, 2008 ...................    1,050                   924,000
Building Materials Corp., 8s,
  2007 ...........................    1,100                 1,003,750
Grove Worldwide LLC/Capital,
  Inc., 9.25s, 2008 ..............    1,250                   412,500
Nortek, Inc., 9.25s, 2007 ........      125                   121,250
Nortek, Inc., 9.875s, 2004 .......    3,250                 3,185,000
UDC Homes, Inc., 14.5s,
  2000 ...........................       29                    16,115
                                                           ----------
                                                           $7,197,802
                                                           ----------
Business Services -- 0.6%
Iron Mountain, Inc., 8.75s,
  2009 ...........................   $1,600                $1,504,000
Iron Mountain, Inc., 10.125s,
  2006 ...........................      150                   153,000
Pierce Leahy Corp., 11.125s,
  2006 ...........................    2,000                 2,115,000
                                                           ----------
                                                           $3,772,000
                                                           ----------
Chemicals -- 0.6%
Huntsman ICI Chemicals, Inc.,
  10.125s, 2009## ................   $1,025                $1,019,875

                                Principal Amount
Issuer                           (000 Omitted)              Value
U.S. Bonds -- continued
Chemicals -- continued
NL Industries, Inc., 11.75s,
  2003 ...........................   $1,270                $1,308,100
UCAR Global Enterprises, Inc.,
  12s, 2005 ......................    1,700                 1,772,250
                                                           ----------
                                                           $4,100,225
                                                           ----------
Computer Hardware
  Systems -- 0.2%
Anacomp, Inc., 10.875s, 2004         $1,250                $1,231,250
                                                           ----------
Computer Software
  Services -- 0.5%
Unisystem Corp., 7.875s,
  2008 ...........................   $3,250                $3,111,875
                                                           ----------
Consumer Goods and
  Services -- 0.6%
Hayes Wheels International,
  Inc., 9.125s, 2007 .............   $2,100                $2,005,500
Kindercare Learning Centers,
  Inc., 9.5s, 2009 ...............      350                   327,250
Williams Scotsman, Inc.,
  9.875s, 2007 ...................    1,250                 1,196,875
                                                           ----------
                                                           $3,529,625
                                                           ----------
Containers -- 0.4%
Synthetic Industries, Inc.,
  9.25s, 2007 ....................   $2,750                $2,750,000
                                                           ----------
Container, Forest and
  Paper Products -- 0.9%
Ball Corp., 7.75s, 2006 ..........   $  500                $  487,500
Gaylord Container Corp.,
  9.875s, 2008 ...................    1,200                 1,044,000
Gaylord Container Corp.,"B",
  9.75s, 2007 ....................    1,200                 1,140,000
Silgan Holdings, Inc., 9s, 2009       1,500                 1,421,250
U.S. Timberlands, 9.625s, 2007.       1,700                 1,547,000
                                                           ----------
                                                           $5,639,750
                                                           ----------
Energy -- 0.1%
AmeriGas Partners LP "B",
  10.125s, 2007 ..................   $  600                $  618,000
                                                           ----------
Entertainment -- 0.8%
AMC Entertainment, Inc., 9.5s,
  2009 ...........................   $1,650                $1,460,250
Cinemark USA, Inc.,"B",
  9.625s, 2008 ...................      750                   656,250
Circus Circus Enterprises, Inc.,
  6.7s, 2096 .....................    2,900                 2,699,929
                                                           ----------
                                                           $4,816,429
                                                           ----------

                                  Principal Amount
Issuer                             (000 Omitted)              Value
U.S. Bonds -- continued
Financial Institutions -- 1.5%
Constellation Finance LLC,
  9.8s, 2001 .....................   $4,250                $ 3,931,250
DTI Holdings, Inc., 0s to 2003,
  12.5s to 2008 ..................    3,825                  1,338,750
Merrill Lynch Mortgage
  Investors, Inc., 8.43s, 2022+       1,200                  1,118,437
Natexis AMBS Co. LLC,
  8.44s, 2049## ..................    1,000                    935,000
Residential Accredit Loans,
  Inc., 7.75s, 2027 ..............    2,556                  2,434,591
                                                           -----------
                                                           $ 9,758,028
                                                           -----------
Financial Services -- 0.4%
Americo Life, Inc., 9.25s, 2005      $2,650                $ 2,623,500
                                                           -----------
Food and Beverage
  Products -- 0.5%
Borden, Inc., 9.25s, 2019 ........   $  750                $   690,278
Borden, Inc., 9.2s, 2021 .........    2,500                  2,315,925
                                                           -----------
                                                           $ 3,006,203
                                                           -----------
Industrial -- 0.8%
Allied Waste North America,
  Inc., 10s, 2009## ..............   $1,500                $ 1,269,375
Day International Group,
  Inc.,"B", 11.125s, 2005 ........    1,000                  1,000,000
IMO Industries, Inc., 11.75s,
  2006 ...........................    1,650                  1,790,250
Numatics, Inc., 9.625s, 2008 .....    1,600                  1,276,000
                                                           -----------
                                                           $ 5,335,625
                                                           -----------
Information, Paging and
  Technology -- 0.6%
NEXTEL International, Inc., 0s
  to 2003, 12.125 to 2008 ........   $2,750                $ 1,395,625
NEXTEL Communications,
  Inc., 9.75s, 2004 ..............    1,500                  1,528,125
NEXTEL Communications,
  Inc., 0s to 2002, 9.75s to
  2007 ...........................      300                    216,000
NEXTEL Communications,
  Inc., 0s to 2003, 9.95s to
  2008 ...........................      450                    319,500
Paging Network, Inc., 8.875s,
  2006 ...........................    1,000                    275,000
                                                           -----------
                                                           $ 3,734,250
                                                           -----------
Media -- 1.1%
Chancellor Media Corp.,
  8.125s, 2007 ...................   $3,625                $ 3,516,250

                                 Principal Amount
Issuer                            (000 Omitted)               Value
U.S. Bonds -- continued
Media -- continued
Fox/Liberty Networks LLC,
  Inc., 8.875s, 2007 .............   $2,450                $ 2,486,750
Golden Books Publishing, Inc.,
  7.65s, 2002 ....................      705                    303,150
Lenfest Communications, Inc.,
  10.5s, 2006 ....................      500                    565,000
                                                           -----------
                                                           $ 6,871,150
                                                           -----------
Medical and Health
  Products -- 0.2%
Polymer Group, Inc.,"B", 9s,
  2007 ...........................   $1,645                $ 1,570,975
                                                           -----------
Medical and Health Technology
  and Services -- 0.1%
Quorum Health Group, Inc.,
  8.75s, 2005 ....................   $  200                $   183,000
Tenet Healthcare Corp.,
  8.625s, 2007 ...................      450                    419,625
                                                           -----------
                                                           $   602,625
                                                           -----------
Metals and Minerals -- 1.7%
Commonwealth Aluminum
  Corp., 10.75s, 2006 ............   $1,000                $ 1,000,000
Haynes International, Inc.,
  11.625s, 2004 ..................    2,200                  1,914,000
Kaiser Aluminum & Chemical
  Corp., 9.875s, 2002 ............    1,015                  1,004,850
Kaiser Aluminum & Chemical
  Corp., 10.875s, 2006 ...........    1,625                  1,629,062
Metal Management, Inc., 10s,
  2008 ...........................    2,000                  1,340,000
P&L Coal Holdings Corp.,
  9.625s, 2008 ...................    1,750                  1,671,250
Thermadyne Manufacturing /
  Capital Corp., 9.875s, 2008         1,500                  1,222,500
Wheeling Pittsburgh Corp.,
  9.25s, 2007 ....................    1,000                    922,500
                                                           -----------
                                                           $10,704,162
                                                           -----------
Oil Services -- 1.1%
Clark USA, Inc., 10.875s,
  2005 ...........................   $  995                $   853,212
Continental Resources, Inc.,
  10.25s, 2008 ...................    1,000                    835,000
Triton Energy Limited, 8.75s,
  2002 ...........................    3,000                  2,959,110
Triton Energy Limited, 9.25s,
  2005 ...........................    2,500                  2,463,450
                                                           -----------
                                                           $ 7,110,772
                                                           -----------

                                    Principal Amount
Issuer                               (000 Omitted)               Value
U.S. Bonds -- continued
Printing and Publishing -- 0.3%
Hollinger International
  Publishing, Inc., 9.25s, 2007          $1,950                $1,911,000
                                                               ----------
Real Estate -- 0.4%
Dynex Capital, Inc., 7.875s,
  2002 ...............................   $3,600                $2,794,500
                                                               ----------
Restaurants and
  Lodging -- 0.2%
Red Roof Inns, Inc., 9.625s,
  2003 ...............................   $1,025                $1,033,969
                                                               ----------
Retail -- 0.9%
Cole National Group, Inc.,
  8.625s, 2007 .......................   $  800                $  624,000
Cole National Group, Inc.,
  9.875s, 2006 .......................      500                   425,000
J.Crew Operating Corp.,
  10.375s, 2007 ......................    1,680                 1,512,000
Musicland Group, Inc., 9.875s,
  2008 ...............................      600                   504,000
Revlon Consumer Products
  Corp., 8.125s, 2006 ................    1,955                 1,524,900
Samsonite Corp., 10.75s,
  2008 ...............................    1,400                 1,162,000
                                                               ----------
                                                               $5,751,900
                                                               ----------
Special Products and
  Services -- 0.3%
Buckeye Cellulose Corp.,
  9.25s, 2008 ........................   $2,150                $2,128,500
                                                               ----------
Steel -- 0.4%
Alaska Steel Holdings Corp.,
  9.125s, 2006 .......................   $  750                $  742,500
WCI Steel, Inc., 10s, 2004 ...........    1,950                 1,906,125
                                                               ----------
                                                               $2,648,625
                                                               ----------
Telecommunications -- 9.9%
Adelphia Communications
  Corp., 9.875s, 2007 ................   $1,725                $1,759,500
Allbritton Communications
  Co., 9.75s, 2007 ...................    1,005                 1,002,488
Allegiance
  Telecommunications, Inc.,
  12.875s, 2008 ......................    2,000                 2,190,000
American Celluar Corp., 10.5s,
  2008 ...............................    1,800                 1,939,500
Century Communications
  Corp., 9.5s, 2005 ..................      450                   448,875
Chancellor Media Corp. "B",
  8.75s, 2007 ........................    1,000                   990,000

                                     Principal Amount
Issuer                                (000 Omitted)              Value
U.S. Bonds -- continued
Telecommunications -- continued
Comcast Corp., 9.375s, 2005              $1,940                $2,043,868
Continental Cablevision, Inc.,
  9.5s, 2013 .........................    5,000                 5,548,300
Cox Communications, Inc.,
  7.75s, 2006 ........................    2,500                 2,546,425
FrontierVision Holdings LP,
  11.875s, 2007 ......................      500                   422,500
FrontierVision Holdings LP,
  11s, 2006 ..........................    2,000                 2,105,000
Global Crossings Holdings
  Ltd., 9.625s, 2008 .................    1,325                 1,344,875
ICG Holdings, Inc., 0s to
  2001, 12.5s to 2006 ................    3,500                 2,677,500
Intermedia Communications,
  Inc., "B", 0s to 2002,
  11.25s to 2007 .....................    2,875                 1,983,750
ITC Deltacom, Inc., 11s, 2007             2,945                 3,077,525
ITC Deltacom, Inc., 9.75s,
  2008 ...............................      750                   750,000
Jones Intercable, Inc., 8.875s,
  2007 ...............................    1,500                 1,575,000
Level 3 Communications, Inc.,
  9.125s, 2008 .......................    2,050                 1,906,500
Mobile Telecommunication
  Technologies Corp., 13.5s,
  2002 ...............................    1,665                 1,885,612
NTL Communications Corp.,
  0s to 2003, 12.375s to
  2006 ...............................    1,025                   686,750
NTL, Inc., 0s to 2003, 9.75
  to 2008 ............................    1,860                 1,234,575
Pagemart Wireless, Inc., 0s to
  2003, 11.25s to 2008 ...............      725                   224,750
PSINet, Inc., 11s, 2009## ............    1,000                 1,020,000
Qwest Communications
  International, Inc., 0s to
  2003, 8.29 to 2008 .................    3,575                 2,701,663
Qwest Communications
  International, Inc., 10.875s,
  2007 ...............................      487                   544,963
Spectrasite Holdings Inc., 12s,
  2008## .............................    2,550                 1,434,375
Sprint Spectrum LP, 0s to
  2001, 12.5s to 2006 ................    2,000                 1,840,000
Sprint Spectrum LP, 11s, 2006               300                   336,810
TCI Communications
  Financing III, 9.65s, 2027 .........    5,000                 5,620,400

                                      Principal Amount
Issuer                                 (000 Omitted)           Value
U.S. Bonds -- continued
Telecommunications -- continued
Time Warner
  Telecommunications LLC,
  9.75s, 2008 ...........................   $2,500          $ 2,550,000
Triton PCS, Inc., 0s to 2003,
  11s to 2008 ...........................    2,450            1,678,250
Turner Broadcasting Systems,
  Inc., 8.4s, 2024 ......................    3,000            3,008,310
United International Holdings,
  Inc., 10.75s, 2008 ....................    3,200            1,840,000
Western Wireless Corp.,
  10.5s, 2007 ...........................    1,500            1,623,750
WorldCom, Inc., 8.875s, 2006                   900              947,484
                                                            -----------
                                                            $63,489,298
                                                            -----------
Textiles
Galey & Lord, Inc., 9.125s,
  2008 ..................................   $  570          $    74,100
                                                            -----------
U.S. Government
  Guaranteed -- 12.0%
U.S. Treasury Bonds, 3.875s,
  2029 ..................................   $2,028          $ 1,941,867
U.S. Treasury Bonds, 5.25s,
  2029 ..................................    3,000            2,593,110
U.S. Treasury Bonds, 6.125s,
  2029 ..................................    1,001              996,616
U.S. Treasury Bonds, 9.875s,
  2015 ..................................   14,825           19,763,504
U.S. Treasury Bonds, 12s,
  2005 ..................................   14,000           17,775,660
U.S. Treasury Notes, 8s, 2001               15,250           15,738,458
U.S. Treasury Notes, 8.5s,
  2000 ..................................   17,750           17,910,815
                                                            -----------
  Total U.S. Government Guaranteed .......................  $76,720,030
                                                            -----------
U.S. Federal Agencies -- 11.8%
Federal Home Loan Bank,
  5.125s, 2001 ..........................   $3,750          $ 3,694,913
Federal Home Loan Bank,
  5.7s, 2009 ............................   14,325           13,308,784
Federal Home Loan Bank,
  7.5s, 2028 ............................    2,719            2,728,965
Financing Corp., 9.4s, 2018 .............   12,000           14,998,080
FNMA, 6.625s, 2009 ......................   12,190           12,102,354
FNMA, 7s, 2029 ..........................    2,664            2,616,091
GNMA, 6.5s, 2028 ........................    3,574            3,415,824
GNMA, 7s, 2011 ..........................   16,976           16,750,333
GNMA, 7.5s, 2025 ........................    4,658            4,670,045
GNMA TBA, 7s, 2012 ......................      766              767,424
GNMA TBA, 7.5s, 2027 ....................      534              535,013
                                                            -----------
                                                            $75,587,826
                                                            -----------

                                                  Principal Amount
Issuer                                             (000 Omitted)           Value
U.S. Bonds -- continued
Utilities -- Electric -- 7.1%
Beaver Valley Funding Corp.,
  9s, 2017 .........................................   $2,124         $  2,168,264
BVPS II Funding Corp., 8.68s,
  2017 .............................................    1,000            1,060,570
Cheasapeake Energy Corp.,
  9.625s, 2005 .....................................    1,600            1,520,000
CMS Energy Corp., 6.75s,
  2004 .............................................    2,350            2,230,197
El Paso Electric Co."D", 8.9s,
  2006 .............................................    3,425            3,582,790
El Paso Electric Co."E", 9.4s,
  2011 .............................................    3,000            3,282,990
Midland Cogeneration Venture
  Corp., 10.33s, 2002 ..............................    5,602            5,815,070
Midland Funding Corp. I,
  10.33s, 2002 .....................................    1,086            1,127,092
Midland Funding Corp. II, "A",
  11.75s, 2005 .....................................    1,265            1,391,209
Niagara Mohawk Power Corp.,
  7.25s, 2002 ......................................    1,437            1,438,985
Niagara Mohawk Power Corp.,
  8.77s, 2018 ......................................    2,468            2,533,501
Texas & New Mexico Power
  Co., 10.75s, 2003 ................................   13,690           14,037,315
Toledo Edison Co., 8.7s, 2002                           2,192            2,233,517
Waterford 3 Funding Entergy
  Corp., 8.09s, 2017 ...............................    3,213            3,144,710
                                                                      ------------
                                                                      $ 45,566,210
                                                                      ------------
  Total U.S. Bonds ..............................................     $377,274,779
                                                                      ------------
Foreign Bonds -- 31.2%
Argentina -- 4.6%
Supercanal Holdings SA,
  11.5s, 2005
  (Telecommunications)## ...........................   $2,000         $    940,000
Autopistas Del Sol SA,"B",
  10.25s, 2009 (Industrial)## ......................    4,500            3,420,000
Cia Latino Americano SA,
  11.625s, 2004 (Diversified
  Operations) ......................................    1,500              911,250
Industrias Metalurgicas
  Pescarm, 9.5s, 2002
  (Utilities -- Electric)## ........................      750              457,054
Perez Companc SA, 9s, 2006
  (Oils)## .........................................    3,000            2,684,700
Republic of Argentina, 6.813s,
  2005 .............................................   10,780            9,636,539

                                   Principal Amount
Issuer                              (000 Omitted)              Value
Foreign Bonds -- continued
Argentina -- continued
Republic of Argentina, 9.75s,
  2027 ............................    $   844               $   706,850
Republic of Argentina,
  11.874s, 2004## .................      2,500                 2,500,000
Telecom Argentina, 12s, 2002
  (Telecommunications) ............      5,000                 5,100,000
Telefonica de Argentina,
  9.125s, 2008
  (Telecommunications) ............      3,400                 2,954,600
                                                             -----------
                                                             $29,310,993
                                                             -----------
Australia -- 1.9%
Commonwealth of Australia,
  7.5s, 2005 ...................... AUD 18,333               $12,271,717
                                                             -----------
Bermuda -- 0.2%
Flag Ltd., 8.25s, 2008
  (Telecommunications) ............    $ 1,600                $1,416,000
                                                             -----------
Brazil -- 2.1%
Bahia Sul Celulose SA,
  10.625s, 2004 (Paper &
  Related Products)+ ..............    $   850               $   790,500
Companhia Energetica de
  Minas Gerais (Utility --
   Electric), 9.125s, 2004 ........      2,000                 1,779,000
Companhia Paranaense,
  9.75s, 2005 (Utilities --
   Electric) ......................      2,000                 1,865,000
Federal Republic of Brazil,
  6.5s, 2001 ......................      2,491                 2,440,935
Federal Republic of Brazil, 7s,
  2009 ............................      2,000                 1,465,000
Federal Republic of Brazil,
  11.625s, 2004 ...................      5,000                 4,800,000
Federal Republic of Brazil,
  14.5s, 2009 .....................         69                    71,505
                                                             -----------
                                                             $13,211,940
                                                             -----------
Canada -- 2.7%
Government of Canada, 5s,
  2004 ............................ CAD 16,242               $10,599,136
Gulf Canada Resources Ltd.,
  9.25s, 2004 (Oil Services) ......        400                   400,360
Metronet Communications
  Corp., 0s to 2003, 9.95s to
  2008 (Telecommunications) .......    $ 4,150                 3,229,032
PCI Chemicals Canada, Inc.,
  9.25s, 2007 (Chemicals) .........      1,500                 1,173,750
Rogers Cantel, Inc., 9.375s,
  2008 (Telecommunications) .......      1,800                 1,872,000
                                                             -----------
                                                             $17,274,278
                                                             -----------

                                        Principal Amount
Issuer                                   (000 Omitted)            Value
Foreign Bonds -- continued
Denmark -- 0.4%
Kingdom of Denmark, 7s,
  2007 ............................ DKK       16,432        $ 2,550,026
                                                            -----------
Germany -- 0.7%
Allgemeine Hypothekenbank
  AG, 5s, 2009 (Banks &
  Credit Cos.) .................... EUR        3,300        $ 3,315,538
Federal Republic of Germany,
  4.5s, 2009 ......................            1,231          1,234,208
                                                            -----------
                                                            $ 4,549,746
                                                            -----------
Grand Cayman Islands -- 1.4%
APP Finance IX Ltd., 9.961s,
  2001 (Paper & Related
  Products) .......................          $ 6,900        $ 4,906,245
Fuji Finance, 6.574s, 2049
  (Banks and Credit Cos.) ......... JPY        2,250          2,124,450
Sakura Capital Funding,
  6.446s, 2049 (Banks and
  Credit Cos.) ....................          $ 2,000          1,870,000
                                                            -----------
                                                            $ 8,900,695
                                                            -----------
Greece -- 2.7%
Fage Dairy Industries SA, 9s,
  2007 (Food and Beverage
  Products) .......................       $    5,000        $ 4,500,000
Hellenic Republic, 5.75s, 2008      EUR        1,089          1,143,366
Hellenic Republic, 8.01s, 2003      GRD    3,128,000         10,345,564
Hellenic Republic, 8.7s, 2005 .....          485,000          1,640,425
                                                            -----------
                                                            $17,629,355
                                                            -----------
Hong Kong -- 0.5%
Bank of Ayudhya Public Co.
  Ltd., 5.98s, 2006 (Utilities --
   Electric) ......................       $      350        $   266,000
Daewoo Hong Kong Ltd.,
  5.675s, 2001 (Distribution/
  Wholesale) (In default) .........            5,000          3,000,000
                                                            -----------
                                                            $ 3,266,000
                                                            -----------
India -- 0.2%
Power Finance Corp. Ltd.,
  7.5s, 2009 (Electric)## .........       $    1,500        $ 1,297,650
                                                            -----------
Indonesia -- 0.5%
Tjiwi Kimia International
  Finance, 13.25s, 2001 ...........       $      850        $   714,000
Indah Kiat Finance Mauritius
  Ltd., 10s, 2007(Textiles) .......            3,600          2,313,000
                                                            -----------
                                                            $ 3,027,000
                                                            -----------

                                  Principal Amount
Issuer                              (000 Omitted)              Value
Foreign Bonds -- continued
Luxembourg -- 0.1%
Millicom International Cellular
  Communications Corp., 0s
  to 2001, 13.5s to 2006
  (Telecommunications) .............   $  700               $   507,500
                                                            -----------
Malaysia -- 0.4%
Tenaga Nasional Berhad, 7.5s,
  2096 (Utilities)+ ................   $3,350               $ 2,351,365
                                                            -----------
Mexico -- 5.6%
Espirito Santo Centrais
  Eletricas SA, 10s, 2007 ..........   $2,500               $ 1,818,750
Alestra S De R L De CV,
  12.625s, 2009 (Telephone-
  Integrated)## ....................    5,000                 4,837,500
Banco Nacional de
  Commerce, 7.25s, 2004
  (Banks) ..........................    1,900                 1,740,970
Banco Nacional de
  Commerce, 8s, 2000
  (Banks) ..........................    2,500                 2,506,250
Empresas ICA Sociedad
  Controladora SA De CV, 5s,
  2004 (Construction) ..............    2,500                 1,400,000
Empresas ICA Sociedad
  Controladora SA De CV,
  11.875s, 2001
  (Construction) ...................    3,000                 2,850,000
Espirit Telecom Group PLC,
  10.875s, 2008
  (Telecommunications) .............      700                   701,750
Grupo Minero Mexico SA De
  CV, 8.25s, 2008 (Metals and
  Minerals) ........................    2,600                 2,054,000
Sanluis Corp. SA De CV,
  8.875s, 2008 (Mining)## ..........    1,500                 1,301,250
Sanluis Corp. SA De CV,
  8.875s, 2008 (Mining) ............    2,750                 2,385,625
Satelites Mexicanos SA De CV,
  10.125s, 2004
  (Telecommunications) .............    1,250                   934,375
TFM SA De CV, 11.75s, 2009              1,250                   750,000
United Mexican States,
  5.875s, 2019 .....................    1,334                 1,167,250
United Mexican States,
  6.068s, 2019 .....................      917                   802,375
United Mexican States, 6.25s,
  2019 .............................    1,000                   747,500

                                 Principal Amount
Issuer                             (000 Omitted)               Value
Foreign Bonds -- continued
Mexico -- continued
United Mexican States,
  8.625s, 2008* ....................   $1,650               $ 1,547,700
United Mexican States, 11.5s,
  2026 .............................    7,750                 8,660,625
                                                            -----------
                                                            $36,205,920
                                                            -----------
Panama -- 0.8%
Republic of Panama, 8.25s,
  2008 .............................   $1,000               $   860,000
Republic of Panama, 8.875s,
  2027 .............................    5,316                 4,339,185
                                                            -----------
                                                            $ 5,199,185
                                                            -----------
Philippines -- 0.1%
National Power Corp., 9.625s,
  2028 (Utilities -- Electric) .....   $1,000               $   824,220
                                                            -----------
Poland -- 0.5%
Republic of Poland, 4s, 2024 .......   $4,500               $ 2,942,100
                                                            -----------
Russia -- 0.6%
CSFB Gazprom Note, 13.5s,
  2000+ ............................   $3,000               $ 1,775,700
Russia Principal Loans,
  6.906s, 2020+ ....................   26,000                 2,373,800
                                                            -----------
                                                            $ 4,149,500
                                                            -----------
South Korea -- 0.1%
Korea Electric Power Corp.,
  8s, 2002 (Utilities -- Electric)     $  750               $   750,000
                                                            -----------
Thailand -- 0.2%
Krung Thai Bank Public Co.
  Ltd., 6.534s, 2006 (Banks) .......   $1,800               $ 1,368,000
                                                            -----------
United Kingdom -- 4.4%
GPA PLC, 10.875s, 2019
  (Airlines)+ ......................   $  250               $   223,018
Diamond Cable
  Communications Corp.
  PLC, 0s to 2001, 11.75 to
  2005 .............................    2,000                 1,815,000
Colt Telecom Group PLC,
  8.875s, 2007
  (Telecommunications) .............DEM 1,000                   553,752
Colt Telecom Group PLC, 0s
  to 2001, 12s to 2006
  (Telecommunications)* ............   $1,500                 1,260,000
Daiwa PB Ltd., 6.563s, 2049
  (Banks and Credit Cos.) ..........    5,350                 4,387,000
Dolphin Telecommunications
  PLC, 0s to 2003, 11.50 to
  2008 (Telecommunications) ........    2,515                 1,119,175

                                               Principal Amount
Issuer                                           (000 Omitted)             Value
Foreign Bonds -- continued
United Kingdom -- continued
Energis PLC, 9.75s, 2009
  (Telecommunications)## .........................  $  1,000            $  1,015,000
Telewest PLC, 9.625s, 2006
  (Media) ........................................     2,000               2,020,000
United Kingdom Treasury,
  6.75s, 2004 .................................... GBP 9,175              15,508,851
                                                                        ------------
                                                                        $ 27,901,796
                                                                        ------------
Venezuela -- 0.2%
Republic of Venezuela-DCB,
  6.313s, 2007 ................................... VEB 1,214            $    971,424
                                                                        ------------
Uruguay -- 0.3%
Banco Central de Uruguay,
  6.75s, 2021 (Banks and
  Credit Cos.) ................................... $   1,250            $  1,087,500
Republic Orient of Uruguay,
  7.875s, 2027 ...................................     1,102               1,131,754
                                                                        ------------
                                                                        $  2,219,254
                                                                        ------------
  Total Foreign Bonds .............................................     $200,095,664
                                                                        ------------
  Total Bonds (Identified Cost, $611,044,659)                           $577,370,443
                                                                        ------------
                                                      Shares
Preferred Stock -- 1.6%
CSC Holdings, Inc., 11.125%
  (Telecommunications)* ..........................    68,702            $  7,351,114
Equitable Iowa Cos Capital
  Trust, 8.70% (Banks and
  Credit Cos.) ...................................    20,000                 502,500
Primedia, Inc., 10% (Printing
  and Publishing) ................................     1,360                 132,600
Primedia, Inc., 8.625%
  (Printing and Publishing) ......................    20,000               1,840,000
Supermarkets General
  Holdings Corp., 14.125%
  (Supermarkets)* ................................    22,827                 719,051
                                                                        ------------
  Total Preferred Stock
    (Identified Cost, $7,663,327) .................................     $ 10,545,265
                                                                        ------------


                                              Principal Amount
Issuer                                          (000 Omitted)              Value
Convertible Bond -- 0.8%
Rite Aid Corp., 5.25s, 2002
  (Stores) ....................................... $   3,100            $  2,069,250
Tenet Healthcare Corp., 6s,
  2005 (Medical and Health
  Technology and Services) .......................     4,250               3,373,438
                                                                        ------------
  Total Convertible Bond
    (Identified Cost, $6,280,085) .................................     $  5,442,688
                                                                        ------------

                                                      Shares
Stocks
RJR Nabisco Holding Corp.
  (Consumer Goods and
  Services) ......................................     6,908            $     88,509
RJR Nabisco Inc. (Consumer
  Goods and Services) ............................     2,302                  49,924
                                                                        ------------
  Total Stocks (Identified Cost, $2,716) ..........................     $    138,433
                                                                        ------------
Warrants -- 0.1%
Colt Telecom Group PLC,
  Expire 12/31/06
  (Telecommunications)*## ........................       252            $    226,069
DTI Holdings, Inc., Expire
  3/1/08
  (Telecommunications)* ..........................    19,125                     191
Loral Orion Network Systems,
  Inc., Expire 1/15/07
  (Telecommunications)* ..........................     1,625                  13,000
Loral Orion Network Systems,
  Inc., Expire 1/15/07
  (Telecommunications)* ..........................       700                  12,600
Republic of Argentina, Expire
  9/19/27* .......................................     3,000                   3,000
                                                                        ------------
  Total Warrants (Identified Cost, $177,228) ......................     $    254,860
                                                                        ------------
Rights
United Mexican States*
  (Identified Cost, $0) .......................... 4,475,000            $         --
                                                                        ------------

                                                Principal Amount
                                                 (000 Omitted)
Repurchase Agreement -- 5.2%
Goldman Sachs Group, LP
  dated 10/29/99 due 11/1/99,
  total to be received
  $33,109,286 (secured by
  various U.S. Government
  Securities in a jointly traded
  account), at cost .............................. $  33,095            $ 33,095,000
                                                                        ------------
  Total Investments
    (Identified Cost, $658,263,015) ...............................     $626,846,689
                                                                        ------------

                                                Principal Amount
                                                  of Contracts
Description/Expiration Month/Strike Price        (000 Omitted)       Value
Put Options Written
Australian Dollars/
  November/0.64 ........................... AUD      (15,522)
  Total Put Options Written
    (Premiums Received, $139,456) .............................   $  (188,438)
                                                                  -----------
Call Options Written
Euro/January/1.1 .......................... EUR      (20,195)
  Total Call Options Written
    (Premiums Received, $311,190) .............................   $  (124,180)
                                                                  -----------

Other Assets,
  Less Liabilities -- 2.3% ....................................  $ 14,679,156
                                                                 ------------
Net Assets -- 100.0% ..........................................  $641,213,227
                                                                 ------------

 * Non-income producing security

## SEC Rule 144A restriction

 + Restricted Security

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

AUD  =  Australian Dollars
CAD  =  Canadian Dollars
DEM  =  Deutsche Marks
DKK  =  Danish Kronor
EUR  =  Euro
GBP  =  British Pounds
GRD  =  Greek Drachma
JPY  =  Japanese Yen
VEB  =  Venezuelan Bolivar

                      See notes to financial statements.

Statement of Assets and Liabilities -- October 31, 1999

Assets:
 Investments, at value (identified cost, $658,263,015) ............................................ $ 626,846,689
 Net receivable for forward foreign currency exchange contracts to purchase .......................       116,762
 Net receivable for forward foreign currency exchange contracts to sell ...........................       599,107
 Net receivable for forward currency exchange contracts subject to master netting agreements ......        96,271
 Receivable for investments sold ..................................................................     2,845,562
 Interest and dividends receivable ................................................................    14,237,859
 Other assets .....................................................................................         9,164
                                                                                                    -------------
   Total assets ................................................................................... $ 644,751,414
                                                                                                    -------------
Liabilities:
 Cash overdraft ...................................................................................       966,475
 Distributions payable ............................................................................       361,462
 Payable for investments purchased ................................................................       878,135
 Payable for Fund shares reacquired ...............................................................       298,375
 Payable for swap agreements ......................................................................       200,875
 Written options outstanding, at value (premiums received, $450,646) ..............................       312,618
 Payable to affiliates -
  Management fee ..................................................................................        24,891
  Shareholder servicing agent fee .................................................................        22,200
  Administrative fee ..............................................................................           977
 Accrued expenses and other liabilities ...........................................................       472,179
                                                                                                    -------------
   Total liabilities .............................................................................. $   3,538,187
                                                                                                    -------------
Net assets ........................................................................................ $ 641,213,227
                                                                                                    =============
Net assets consist of:
 Paid-in capital .................................................................................. $ 699,448,848
 Unrealized depreciation on investments and translation of assets and liabilities in                  (30,676,223)
  foreign currencies
 Accumulated net realized loss on investments and foreign currency transactions ...................   (24,207,612)
 Accumulated distributions in excess of net investment income .....................................    (3,351,786)
                                                                                                    -------------
   Total .......................................................................................... $ 641,213,227
                                                                                                    =============
Shares of beneficial interest outstanding (124,846,052 issued, less 33,638,000 treasury shares)....    91,208,052
                                                                                                    =============
Net asset value per share (net assets/shares of beneficial interest outstanding) .........          $        7.03
                                                                                                    =============

                       See notes to financial statements.

Statement of Operations -- Year Ended October 31, 1999

Net investment income:
 Income --
 Interest ...................................................................     $ 58,779,010
 Dividends ..................................................................          221,081
                                                                                  ------------
   Total investment income ..................................................     $ 59,000,091
                                                                                  ------------

Expenses --
  Management fee ............................................................     $  5,449,161
  Trustees' compensation ....................................................          188,336
  Custodian fee .............................................................          291,064
  Transfer and dividend disbursing agent fee ................................          264,677
  Administrative fee ........................................................           83,642
  Auditing fees .............................................................           38,295
  Legal fees ................................................................            3,862
  Postage ...................................................................           56,263
  Printing ..................................................................           44,006
  Investor communication expense ............................................          430,546
  Stock Exchange fee ........................................................          105,262
  Commitment fee ............................................................           42,444
  Miscellaneous .............................................................           33,462
                                                                                  ------------
   Total expenses ...........................................................     $  7,031,020
  Fees paid indirectly ......................................................         (100,321)
                                                                                  ------------
   Net expenses .............................................................     $  6,930,699
                                                                                  ------------
    Net investment income ...................................................     $ 52,069,392
                                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
   Investment transactions ..................................................     $(20,231,769)
   Written option transactions ..............................................        1,100,353
   Foreign currency transactions ............................................       (3,743,784)
                                                                                  ------------
    Net realized loss on investments and foreign currency transactions ......     $(22,875,200)
                                                                                  ------------
  Change in unrealized appreciation (depreciation) --
   Investments ..............................................................     $  9,163,711
   Written options ..........................................................          138,028
   Translation of assets and liabilities in foreign currencies ..............          353,437
   Swap transactions ........................................................         (200,875)
                                                                                  ------------
    Net unrealized gain on investments and foreign currency translation .....     $  9,454,301
                                                                                  ------------
     Net realized and unrealized loss on investments and foreign currency ...     $(13,420,899)
                                                                                  ------------
      Increase in net assets from operations ................................     $ 38,648,493
                                                                                  ============

                       See notes to financial statements.

Statement of Changes in Net Assets

                                                                                                 Year Ended October 31,
                                                                                            -------------------------------
                                                                                                1999               1998
                                                                                            ------------       ------------
Increase (decrease) in net assets:
From operations --
 Net investment income ................................................................     $ 52,069,392       $ 55,244,697
 Net realized gain (loss) on investments and foreign currency transactions ............      (22,875,200)         1,452,948
 Net unrealized gain (loss) on investments and foreign currency transactions ..........        9,454,301        (60,132,973)
                                                                                            ------------       ------------
  Increase (decrease) in net assets from operations ...................................     $ 38,648,493       $ (3,435,328)
                                                                                            ------------       ------------
Distributions declared to shareholders --
 From net investment income ...........................................................     $(52,765,596)      $(54,333,485)
                                                                                            ------------       ------------
Trust share (principal) transactions --
 Net asset value of shares reacquired from shareholders ...............................     $(10,550,275)      $         --
                                                                                            ------------       ------------
   Total decrease in net assets .......................................................     $(24,667,378)      $(57,768,813)
                                                                                            ------------       ------------
Net assets:
 At beginning of year .................................................................      665,880,605        723,649,418
                                                                                            ------------       ------------
 At end of year (including accumulated distributions in excess of net investment income and accumulated undistributed net investment income of $(3,351,786) and $924,695,
  respectively) .......................................................................     $641,213,227       $665,880,605
                                                                                            ============       ============

                       See notes to financial statements.

Financial Highlights

                                                                                  For the Year Ended October 31,
                                                                  -----------------------------------------------------------
                                                                     1999         1998        1997        1996         1995
                                                                  --------     --------    --------     --------     --------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year ..........................   $   7.17     $   7.79    $   7.71     $   7.57     $   7.06
                                                                  --------     --------    --------     --------     --------
Income from investment operations# --
 Net investment income[sec] ...................................   $   0.56     $   0.59    $   0.59     $   0.57     $   0.59
 Net realized and unrealized gain (loss) on investments and
  foreign currency ............................................      (0.13)       (0.63)       0.11         0.16         0.49
                                                                  --------     --------    --------     --------     --------
  Total from investment operations ............................   $   0.43     $  (0.04)   $   0.70     $   0.73     $   1.08
                                                                  --------     --------    --------     --------     --------
Less distributions declared to shareholders --
 From net investment income ...................................   $  (0.57)    $  (0.58)   $  (0.62)    $  (0.59)    $  (0.53)
 From paid in capital .........................................         --           --          --           --        (0.04)
                                                                  --------     --------    ---------    --------     --------
  Total distributions declared to shareholders ................   $  (0.57)    $  (0.58)   $  (0.62)    $  (0.59)    $  (0.57)
                                                                  --------     --------    --------     --------     --------
Net asset value -- end of year ................................   $   7.03     $   7.17    $   7.79     $   7.71     $   7.57
                                                                  ========     ========    ========     ========     ========
Per share market value -- end of year .........................   $  6.063     $  6.438    $  7.125     $  7.125     $  6.500
 Total return .................................................      2.81%      (1.89)%       8.93%       19.32%       15.69%
 Ratios (to average net assets)/Supplemental data[sec]
  Interest Expense ............................................        --%          --%       0.18%          --%        0.09%
  Other Expenses## ............................................      1.05%        1.05%       0.93%        1.11%        1.10%
  Total Expense ...............................................      1.05%        1.05%       1.11%        1.11%        1.19%
  Net investment income .......................................      7.80%        7.70%       7.64%        7.49%        8.13%
 Portfolio turnover ...........................................        98%         155%        172%         214%         189%
 Net assets at end of year
  (000 omitted) ...............................................   $641,213     $665,881    $723,649     $739,882     $780,915
 Leverage analysis:
  Debt outstanding at end of year (000 omitted) ...............   $     --     $     --    $     --     $     --     $     --
  Average daily balance of debt outstanding (000 omitted) .....   $     --     $     --    $ 18,854     $     --     $ 10,750
  Average daily number of shares outstanding (000 omitted) ....     92,464       92,880      93,951      100,810      108,970
  Average debt per share ......................................   $     --     $     --    $   0.20     $     --     $   0.10
 #Per share data is based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
 [sec]The investment adviser voluntarily waived a portion of their management fee for certain of the periods indicated. If this fee had been incurred by the
 Trust, the net investment income per share and the ratios would have been:
 Ratios (to average net assets)
  Expenses## ..................................................                                                         1.11%
  Net investment income .......................................                                                         8.11%

                      See notes to financial statements.

Notes to Financial Statements

(1) Business and Organization

MFS Multimarket Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. The Trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation -- Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Trust or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the Trust until distributed in accordance with the Plan.

Written Options -- The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1999, $3,580,277 was reclassified from accumulated distributions in excess of net investment income to accumulated undistributed net realized loss on investments and foreign currency transactions due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share. At October 31, 1999, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences in accounting.

At October 31, 1999, the Trust for federal income tax purposes, had a capital loss carryforward of $21,403,462 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2007, ($18,400,021), and October 31, 2003,
($3,003,441).

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.34% of the Trust's average daily net assets and 5.40% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $67,774 for the year ended October 31, 1999.

Administrator--The Trust has an administrative service agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:


  First $1 billion ..................     0.0150%
  Next $1 billion ...................     0.0125%
  Next $1 billion ...................     0.0100%
  In excess of $3 billion ...........     0.0000%

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                  Purchases           Sales
      -----------------------------------------------------------------------------------------
      U.S. government securities ............................    $244,346,179      $210,807,768
                                                                 ============      ============
      Investments (non-U.S. government securities) ..........    $381,702,147      $461,044,597
                                                                 ============      ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


      Aggregate cost ..........................................................    $660,767,695
                                                                                   ============
      Gross unrealized appreciation ...........................................    $ 11,829,241
      Gross unrealized depreciation ...........................................    $(45,750,247)
                                                                                   ------------
       Net unrealized depreciation ............................................    $(33,921,006)
                                                                                   ============

(5) Shares of Beneficial Interest

The Trustees have authorized an unlimited number of full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                                                       Year Ended                    Year Ended
                                                    October 31, 1999              October 31, 1998
                                              ------------------------------     ------------------
                                                Shares             Amount         Shares     Amount
      ---------------------------------------------------------------------------------------------
      Treasury shares acquired .........      (1,672,300)      $ (10,550,275)      --         $--
                                              ----------       -------------       --         ---
       Net decrease ....................      (1,672,300)      $ (10,550,275)      --         $--
                                              ==========       =============       ==         ===

The Trust repurchased 1,672,300 shares of beneficial interest during the year ended October 31, 1999, at an average price per share $6.308 and a weighted average discount of 7.719% per share. During the year ended October 31, 1998, the Trust did not repurchase any shares.

(6) Line of Credit

The Trust and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1999, was $42,444. The Trust had no borrowings during the year.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                            Number of
                                                            Contracts
                                                          (000 Omitted)        Premiums
-----------------------------------------------------------------------------------------
Outstanding, beginning of year                                  --           $    --
  Options written ....................................      10,535,073         2,740,462
  Options terminated in closing transactions .........      (2,689,601)         (985,272)
  Options exercised ..................................      (2,201,048)         (237,930)
  Options expired ....................................      (5,608,707)       (1,066,614)
                                                            ----------       -----------
Outstanding, end of year .............................          35,717       $   450,646
                                                            ----------       -----------

At October 31, 1999, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                    Net Unrealized
                                            Contracts to                            Contracts       Appreciation
              Settlement Date               Deliver/Receive     In Exchange For     at Value        (Depreciation)
------------------------------------------------------------------------------------------------------------------
Sales         12/01/99 ..........   AUD          14,134,634        $ 9,123,316       $ 9,009,595       $ 113,721
              12/01/99 ..........   CAD           9,128,548          6,147,170         6,207,785         (60,615)
              12/01/99 ..........   DKK          19,376,669          2,727,418         2,748,013         (20,595)
              11/01/99 ..........   JPY       3,214,024,269         30,565,227        30,929,928        (364,701)
              12/01/99 ..........   NZD          34,574,667         18,450,771        17,519,474         931,297
                                                                   -----------       -----------       ---------
                                                                   $67,013,902       $66,414,795       $ 599,107
                                                                   ===========       ===========       =========
Purchases     12/01/99 ..........   AUD          13,829,463        $ 9,033,129       $ 8,815,075       $(218,054)
              12/01/99 ..........   EUR           4,850,640          5,117,328         5,110,764          (6,564)
              11/01/99 ..........   JPY       4,795,318,026         45,479,723        46,168,020         688,297
              12/01/99 ..........   NZD          38,013,485         19,608,888        19,261,971        (346,917)
                                                                   -----------       -----------       ---------
                                                                   $79,239,068       $79,355,830       $ 116,762
                                                                   ===========       ===========       =========

At October 31, 1999 forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $49,304 with Deutsche Bank and $247,614 with CS First Boston and a net receivable of $393,189 with Merrill Lynch.

Interest Rate Swaps

                                                                                  Cash Flows          Unrealized
                               Notional Principal        Cash Flows Paid        Received by the      Appreciation
 Expiration                    Amount of Contract          by the Trust              Trust          (Depreciation)
------------------------------------------------------------------------------------------------------------------
3/22/03      SEK ..........        108,700,000       Fixed - 4.38%             Floating - 3M STIBOR    $(500,149)
                                                                                                         299,274
3/22/03      EUR ..........        11,560,000        Floating - 6M EURIBOR     Fixed - 3.76%           ---------
                                                                                                       $(200,875)
                                                                                                       =========

At October 31, 1999, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

The Trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1999, the Trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.35% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                   Date of        Share/Par
Description                                      Acquisition        Amount         Cost           Value
----------------------------------------------------------------------------------------------------------
CSFB Gazprom Note, 13.5s, 2000 ..............       4/25/97       3,000,000     $3,000,000      $1,775,700
Russia Principal Loans 6.906s, 2020 .........      12/12/97      26,000,000      3,465,000       2,373,800
Bahia Sul Celulose, 10.625s, 2004 ...........       9/16/99         850,000        785,300         795,000
GPA PLC, 10.875s, 2019 ......................        3/3/96         250,000        250,000         223,018
Tenaga Nasional Berhad, 7.5s, 2096 ..........       4/14/99       3,350,000        382,500       2,351,365
Merrill Lynch Mortgage Investors, Inc.
 8.43s, 2022 ................................       6/22/96       1,200,000        831,750       1,118,437
                                                                                                ----------
                                                                                                $8,637,320
                                                                                                ==========

Report of Ernst & Young, Independent Auditors

To the Trustees and Shareholders of MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust, including the schedule of portfolio investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Multimarket Income Trust at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts
December 9, 1999

                                                         /s/ Ernst & Young LLP

                       MFS' Year 2000 Readiness Disclosure

[Graphic: MFS > Year 2000; Y2K]

MFS Investment Management[RegTM], as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original
Research[RegTM] process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

[Back cover]

MFS[RegTM] Multimarket Income Trust

Trustees                                               Portfolio Manager
                                                       James T. Swanson*
Richard B. Bailey (2)
Private Investor; Former Chairman and                  Treasurer
Director (until 1991), MFS Investment Management       W. Thomas London*

J. Atwood Ives+ (2)                                    Assistant Treasurers
Chairman and Chief Executive Officer,                  Mark E. Bradley*
Eastern Enterprises                                    Ellen Moynihan*
(diversified services company)                         James O. Yost*

Lawrence T. Perera+ (1)                                Secretary
Partner, Hemenway & Barnes                             Stephen E. Cavan*
(attorneys)
                                                       Assistant Secretary
William J. Poorvu+ (1)                                 James R. Bordewick, Jr.*
Adjunct Professor, Harvard University
Graduate School of Business                            Transfer Agent,
Administration                                         Registrar, and Dividend Disbursing Agent
                                                       State Street Bank and Trust Company
Charles W. Schmidt+ (2)                                c/o MFS Service Center, Inc.
Private Investor                                       P.O. Box 9024
                                                       Boston, MA 02205-9824
Arnold D. Scott*                                       1-800-637-2304
Senior Executive Vice President,
Director, and Secretary,                               Custodian
MFS Investment Management                              State Street Bank and
                                                       Trust Company
Jeffrey L. Shames*
Chairman and Chief Executive                           Independent Auditors
Officer, MFS Investment Management                     Ernst & Young LLP

Elaine R. Smith+ (1)                                   Investment Adviser
Independent Consultant                                 Massachusetts Financial
                                                       Services Company
David B. Stone+ (1)(2)                                 500 Boylston Street
Chairman, North American                               Boston, MA 02116-3741
Management Corp. (investment advisers)

  + Independent Trustee
  * MFS Investment Management
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

[Recycle logo] This report is printed on recycled paper.      MMTCE-2 12/99 83M



[Front cover]


[Background graphic: BOND repeating horizontally and vertically]

    [Graphic: MFS[RegTM] Logo]

      INVESTMENT MANAGEMENT

We invented the mutual fund[RegTM]

   MFS[RegTM] Multimarket
   Income Trust

   Annual Report o October 31, 1999